Exhibit 10.13

Moxian Technologies (Shenzhen) Co., Ltd.

Oracle Product Supply Contract

Contract No.:

Party A: Moxian Technologies (Shenzhen) Co., Ltd.

Party B: Guangzhou SIE Consulting Co., Ltd.

Date of Signature: April 27, 2015

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Guangzhou SIE Consulting Co., Ltd.	OracleProduct Supply Contract

Contract Subjects for Rights and Liabilities

Party A: Moxian Technologies (Shenzhen) Co., Ltd.

Address: Room 2313-2315, Building B, Zhongshen Garden, Caitian South Road, Futian District, Shenzhen

Party B: Guangzhou SIE Consulting Co., Ltd.

Address: Floor 29, Southern Securities Building, No.140-148, East Tiyu Road, Tianhe District, Guangzhou City

Location of signature: Shenzhen City

I. Product:

Party A purchases the product listed in Appendix I herein, and Party B guarantees that the product is manufactured by original factory and can meet the criteria for quality and technology of original factory.

II. Package and transportation

Products shall be packaged by the standard made by original factory. In case any special package need is raised, Party A is required to, at the time of signing this Contract, put forward the need in writing to Party B. Both parties shall discuss about new package.

Products shall be transported by Party B to the delivery place and customer (the end user,who will be equally deemed as Party A, in Party B's opinion) listed below that are designated by Party A. Party A agrees that the products will deemed as having been delivered when Party B transports them to the address below

Address of Delivery: Room 2313-2315, Building B, Zhongshen Garden, Caitian South Road, Futian District, Shenzhen Delivered to Customer: Moxian Technologies (Shenzhen) Co., Ltd.

Contract Person: Wu Jialin

Telephone: 14714337877

III. Delivery and acceptance

1. Party B makes a commitment to, within 25 working days after signing the contract,transporting the product to the delivery place designated by Party A; Party A or the end users shall receive the product. In case Party A or the end user refuses to accept the products when Party B transports them to the delivery place, the products will be deemed as having been delivered since the date of delivery.

The products can be regarded as having been delivered when Party A or the end user (including the staff of Party A or the end user) fills in a confirmation sheet of goods receiving, or when Party B signs or stamp on a logistics distribution receipt.

2. Party A shall, within 5 days after product delivery, install products or entrust the end user to install products and conduct acceptance. In case Party A or the end user fails to install and inspect the products within the duration mentioned above, the products will be deemed as qualified.

3. Party B agrees that all consignment formalities shall be handled by Party B and that the expenses incurred by transporting products to the delivery place that is designated by Party A shall be borne by Party B as well.

IV. Training and certification

1. Party B shall offer Party A a training plan. Training shall contain DB 12C, XD, EM12C, golden gate, and so on.

2. Place of training: Chinese Mainland.

3. Certification/examination: provide professional training of XD for one quota of maintenance person designated by Party A.

4. Number of trainees: for the training in China, Oracle may provide pre-sales training for trainees without limitation more than once.

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Guangzhou SIE Consulting Co., Ltd.	OracleProduct Supply Contract

V. Onsite and offsite consultation service arrangement

In China, Oracle provides comprehensive onsite pre-sales technology consulting. In Singapore, Oracle provides telephone counseling and remote network consultation service.

VI. Product maintenance

Party B shall supply maintenance service by the standard made by original factory.

The warranty period of Exadata is one year since the date of delivery; the warranty period of ODA and memory is three years since the date of delivery. Please refer to Appendix I — List — for details. The warranty period of software is one year since the date of delivery.

Party B's after-sale service time: from 08:00 to 22:00 of Monday to Sunday all year round. Within the three-year warranty period of the products herein, Party B shall bear all expenses incurred by maintenance and technical support and service supply.

In case Party B is required to provide technical support and service in the process of Party A or the end user using the products herein, Party B shall, on the same day when receiving Party A or the end user's notice, provide technical support and service. In case Party B is required to provide a door-to-door technical support and service, Party B shall, within 2 days after receiving Party A or the end user's notice, provide such technical service. Otherwise, all losses to Party A shall be assumed by Party B. In case Party B fails to, within the designated period, provide technical service for Party A or the end user, Party A may, for the purpose of reducing loss, purchase corresponding technical support and service from the third person, and all expenses incurred shall be borne by Party B.

VII. Payment for goods and mode of payment

The total contract price is RMB 6,588,000 Yuan.

Party A will make payment in three installments. The price includes 17% of added-value tax which shall be calculated in RMB.

5.1 The contract price shall be paid in three installments.

Time of payment	Proportion of payment	Amount
Installment I: within 15 days after the contract is signed	Party A must pay Party B 50% of total contract amount.	¥3,294,000 Yuan
Installment II: within 30 days after delivery of Oracle products used in Chinese Mainland	Party A must pay Party B an amount of	¥2,767,000 Yuan
Installment III: within 30 days after ODA' in Appendix I is delivered to the place in Singapore that is designated by Party A.	Party A must pay Party B an amount of	¥527,000 Yuan

■ Contract invoice: Party B shall issue a special added-value tax invoice with equal amount to the contract price of each installment for Party A.

■ Type of payment: telegraphic transfer

■ Address of payment: Floor 29, Southern Securities Building, No.140-148, East Tiyu Road, Tianhe District, Guangzhou City, Guangdong Province

Company name: Guangzhou SIE Consulting Co., Ltd.

Bank of Deposit: Branch of Guangzhou Sports Center, China Construction Bank

Account No.: [XXX]

5.2 Party B shall send the added-value tax invoice to the address and the person as follows:

Name: Chen Huaizhi

Address: Floor 29, Southern Securities Building, No.140-148, East Tiyu Road, Tianhe District, Guangzhou City

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Guangzhou SIE Consulting Co., Ltd.	OracleProduct Supply Contract

VIII. Responsibility for breach of contract

6.1 In case Party A fails to make payment as scheduled, Party B has the right to claim liquidated damage, which is calculated daily as 0.1% of unpaid price.

6.2 In case Party B fails to delivery products as scheduled, Party A has the right to claim liquidated damage, which is calculated daily as 0.1% of the price of products not delivered.

IX. Force majeure

In case either party encounters force majeure such as earthquake, typhoon, fire, flood, warfare, internal disorder, governmental acts, and the issues about original factory, and this leads to the consequence that this contract has to be delayed in fulfilling or can't be fulfilled, no party will be deemed as breach of contract. However, the party who encounters force majeure shall promptly inform the other party. Both parties shall, as the case may be, discuss whether to continue performing the contract. In case the contract can be fulfilled continuously, both parties shall continue to fulfill their obligations; on the contrary, in case of failure in fulfilling the contract, both parties shall make a discussion as to the dissolution of the contract.

Original factory encounters force majeure, which can be deemed as Party B encountering force majeure.

X. Contract modification

8.1 Transfer and inheritance of contract rights and interests and obligations

This contract has the same effect and is equally binding to both parties herein and successors thereof. Even though such cases occur as business acquisitions, staff reduction, business transfer, or sales of most assets for either party, the party shall not be allowed to transfer the contract to others without the other party's written permission.

8.2 Modification and supplement of contract terms

In case some specific expressions and clauses or chapters need to be modified or supplemented in the process of carrying out the contract, the modification or supplement will come into effect upon both parties' written permission and both parties' authorized representatives' signatures after negotiation, and it will have the same legal effect as this contract.

XI. Contract dispute

9.1 Applicable Laws

Both parties' rights and interests and obligations defined herein shall be subject to relevant laws of the People's Republic of China. In case contract clauses are against legal definitions, the latter will prevail. Any dispute shall be solved in accordance with the laws of the People's Republic of China.

9.2 Dispute settlement

In case any dispute arising due to interpretation or fulfillment of the contract, both parties shall first solve it through friendly negotiation. In case it can't be solved through negotiation, either party may file a lawsuit to the local court in their own location.

During the period of mediating and lodging a suit about the dispute, both parties shall continue to fulfill other obligations in the contract except the dispute matters.

XII. Contract execution

This contract shall come into effect upon the signatures of both parties' authorized representatives, and its validity period starts from the commencement date. The commencement date and term of contract shall be calculated since the date when both parties sign the contract.

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Guangzhou SIE Consulting Co., Ltd.	OracleProduct Supply Contract

This contract is in duplicate, with each party to hold one.

(No text below)

Party A: Moxian Technologies (Shenzhen) Co., Ltd. (stamp and signature)

Party B: Guangzhou SIE Consulting Co., Ltd.

Legal Representative:	Legal Representative:

Entrusted Agent:	Entrusted Agent:

Title:	Title:

Signed on:	Signed on: April 27, 2015

Contact person:	Contact person:

Telephone:	Telephone:

Fax:	Fax:

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Guangzhou SIE Consulting Co., Ltd.	OracleProduct Supply Contract

XIII. Appendix 1

List

(Unit: RMB)

Item	Product	Function	Qty	Remark	Price	Delivery Country
1	DBEE	DB software	2	Enterprise edition DB for Mopay.	556,000	China, PRC
2	RAC	Cluster option	2	Real application cluster to secure the high availability.	278,000	China, PRC
3	PARTITIONIN G	Performance secure option	2	Partitioning option to ensure the high performance in DB layer.	134,000	China, PRC
4	ACTIVE DATAGUARD	Data backup	2	DB option for data backup and sync.	116,000	China, PRC
5	EXADATA X5-2	DB cloud computing solution in China Data center.	1	A cloud solution for DB computing layer, it will secure the best practice of Mopay application.(please refer to <Exadata_Database_Machine_X5-2 Data Sheet cn> for specific configuration parameters)	3,800,000	China, PRC
6	Storage	Storage for Data center.	1	Dual controllers, with 512GM of cache memory; 20x4TB 7200 revolutions of hard disk (80TB available capacity); four 200GB cache memory; eight 10Gb Bsss-T interfaces; redundant power supply; 3-year Oracle premier support. (please refer to〈hardware code sheet> for specific configuration parameters)	650,000	China, PRC
7	ODA	DB layer in Singapore Data center.	1	Double computational node (72CORE, 512GB memory, 4x600GB hard disk, eight 10GE Base-T internet access, double 40Gb Infiniband interconnection); 16×4TB hard disk for storage, 800GB SSD as REDOLOG, 1600GBSSD as smart cache, redundant power supply, pre-installation of ORACLE LINUX operating system; optional OVM virtualized software; 3-year Oracle premier support.(please refer to <hardware code sheet> for specific configuration parameters)	850,000	Singapore with Installation in PRC China first.
8	GOLDEN GATE	Data sync up	2	Best choice to sync up the data in complicated topology.	204,000	China, PRC

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Guangzhou SIE Consulting Co., Ltd.	OracleProduct Supply Contract

Hardware code

NAS storage *1 set

Dual controllers, with 512GM cache memory; 20x4TB 7200 revolutions of hard disk (80GB available capacity), four 200GB cache memory; eight 10Gb Base-T interfaces; redundant power supply

LINE #	Part# / Line Type	Part Description	Qty
2	7106195	Oracle ZFS Storage ZS3-2 appliance Total: 1,174,770.18	1
2.1	7103796	Oracle ZFS Storage ZS3-2: model family	1
2.2	7103829	Oracle ZFS Storage ZS3-2: controller	1
2.3	7102984	One 16 GB DDR3-1600 registered DIMM (for factory installation)	16
2.4	5394A	PCIe filler panel (for factory installation)	1
2.5	333A-25-10-CN	Power cord: China, 2.5 meters, GB2099 plug, C13 connector, 10 A (for factory installation)	2
2.6	7103790	Sun Storage 6 Gb SAS-2 PCIe HBA, low profile: 16 port (for factory installation)	1
2.7	7104928	Cable: 3 meters, mini SAS to mini SAS HD (for factory installation)	4
2.8	7103796	Oracle ZFS Storage ZS3-2: model family	1
2.9	7103829	Oracle ZFS Storage ZS3-2: controller	1
2.10	7102984	One 16 GB DDR3-1600 registered DIMM (for factory installation)	16
2.11	7100563	Sun Dual Port 10GBase-T Adapter (for factory installation)	2
2.12	5394A	PCIe filler panel (for factory installation)	1
2.13	333A-25-10-CN	Power cord: China, 2.5 meters, GB2099 plug, C13 connector, 10 A (for factory installation)	2
2.14	7103790	Sun Storage 6 Gb SAS-2 PCIe HBA, low profile: 16 port (for factory installation)	1
2.15	7104928	Cable: 3 meters, mini SAS to mini SAS HD (for factory installation)	4
2.16	7103899	Oracle Storage Drive Enclosure DE2-24C: model family	1
2.17	7103914	Oracle Storage Drive Enclosure DE2-24C: base chassis (for factory installation)	1
2.18	7106627	One 4 TB 7200 rpm 3.5-inch SAS-2 HDD with heron bracket (for factory installation)	20
2.19	7110942	One 3.5-inch SSD write flash accelerator with Heron bracket and Cabrio adapter (for factory installation)	4
2.20	333A-25-10-CN	Power cord: China, 2.5 meters, GB2099 plug, C13 connector, 10 A (for factory installation)	2
2.21		Oracle Premier Support for Systems(3 year)

ODA X5-2*1 set

Double computational node (72CORE, 512GB memory, 4x600GB hard disk, eight 10GE Base-T Internet access, double 40Gb Infiniband interconnection); 16×4TB hard disk for storage, 800GB SSD as REDOLOG, 1600GBSSD as smart cache, redundant power supply, pre-installation of ORACLE LINUX operating system; optional OVM virtualized software

LINE #	Part#/Line Type	Part Description	Qty
3	7110250	Oracle Database Appliance X5-2: model family	1
3.1	7110252	Oracle Database Appliance X5-2	1
3.2	333A-25-10-CN	Power cord: China, 2.5 meters, GB2099 plug, C13 connector, 10 A (for factory installation)	6
3.3		Oracle Premier Support for Systems(3 year)

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Guangzhou SIE Consulting Co., Ltd.	OracleProduct Supply Contract

Moxian Technologies (Shenzhen) Co., Ltd. OracleProduct Supply Contract

Supplementary Agreement

Contract No.:

Party A: Moxian Technologies (Shenzhen) Co., Ltd.

Party B: Guangzhou SIE Consulting Co., Ltd.

Date of Signature: May 4, 2015

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Guangzhou SIE Consulting Co., Ltd.	OracleProduct Supply Contract

OracleProduct Supply Contract

Supplementary Agreement

Party A: Moxian Technologies (Shenzhen) Co., Ltd.

Address: Room 2313-2315, Building B, Zhongshen Garden, Caitian South Road, Futian District, Shenzhen

Party B: Guangzhou SIE Consulting Co., Ltd.

Address: Floor 29, Southern Securities Building, No.140-148, East Tiyu Road, Tianhe District, Guangzhou City

Location of signature: Shenzhen City

This supplementary agreement is supplementary to the Oracle Product Supply Contract signed on April 27, 2015.

The products listed in Appendix I herein are the products purchased by Party A with the latest standard. Party B guarantees the product standard listed in Appendix I is an upgraded version, and can meet the latest standard for quality and technology that is made by original factory.

The supplementary agreement, as an indispensable part of the contract, has the same legal effect as the main contract. In case any inconsistency occurs between the supplementary agreement and main contract, the former will prevail. The supplementary agreement shall come into effect upon the signatures of both parties' authorized representatives.

This agreement is in duplicate, with each party to hold one.

(No text below)

Party A: Moxian Technologies (Shenzhen) Co., Ltd.

Party B: Guangzhou SIE Consulting Co., Ltd. (signature and stamp)

Legal Representative:	Legal Representative:

Entrusted Agent:	Entrusted Agent:

Title:	Title:

Signed on:	Signed on: April 27, 2015

Contact person:	Contact person:

Telephone:	Telephone:

Fax:	Fax:

***This document is confidential and it is not allowed to forward it without authorization***

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Guangzhou SIE Consulting Co., Ltd.	OracleProduct Supply Contract

I. Appendix I

List

(Unit: RMB)

Item	Product	Function	Qty	Remark	Price	Delivery Country
1	DB EE '	DB software	2	Enterprise edition DB for Mo pay.	556,000	China, PRC
2	RAC	Cluster option	2	Real application cluster to secure the high availability.	278,000	China, PRC
3	PARTITIONIN G	Performance secure option	2	Partitioning option to ensure the high performance in DB layer.	134,000	China, PRC
4	ACTIVE DATAGUARD	Data backup	2	DB option for data backup and sync.	116,000	China, PRC
5	EXADATA X5-2	DB cloud computing solution in China Data center.	1	A cloud solution for DB computing layer, it will secure the best practice of Mopay application. (please refer to <Exadata_Database_Machine_X5 -2_Data_S h eet_cn> for specific configuration parameters)	3,800,000	China, PRC
6	Storage	Storage for Data center.	1	Dual controllers, with 512GM of cache memory; 20x4TB 7200 revolutions of hard disk (80TB available capacity); four 200GB cache memory; eight 10Gb Base-T interfaces; redundant power supply; 3-year Oracle premier support. (please refer to〈hardware code sheet> for specific configuration parameters)	650,000	China, PRC
7	ODA	DB layer in Singapore Data center.	1	Double computational node (72CORE, 512GB memory, 4x600GB hard disk, eight 10GE Base-T Internet access, double 40Gb Infiniband interconnection); 16×4TB hard disk for storage, 800GB SSD as REDOLOG, 1600GBSSD as smart cache, redundant power supply, pre-installation of ORACLE LINUX operating system; optional OVM virtualized software; 3-year Oracle premier support.(please refer to <hardware code sheet> for specific configuration parameters)	850,000	Singapore with Installation in PRC China first.
8	GOLDEN GATE	Data sync up	2	Best choice to sync up the data in complicated topology.	204,000	China, PRC

Hardware code

ODA X5-2*1 Set

Double computational node (72CORE, 512GB memory, 4x600GB hard disk, eight 10GE Base-T Internet access, and double 40Gb Infiniband interconnection);16x4TB

Hard disk for storage, 800GB SSD as REDOLOG, 1600GB SSD as smart cache; redundant power supply; pre-installation of ORACLE LINUX operating system; and optional OVM virtualized software

LINE#	Part # / Line Type	Part Description	Qty
3	7110250	Oracle Database Appliance X5-2: model family	1
3.1	7110252	Oracle Database Appliance X5-2	1
3.2	333A-25-10-CN	Power cord: China, 2.5 meters, GB2099 plug, C13 connector, 10 A (for factory installation)	6
3.3		Oracle Premier Support for Systems(3 year)

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Guangzhou SIE Consulting Co., Ltd.	OracleProduct Supply Contract

NAS storage *1 set

Item	Part Number	Hardware Description	Quantity
1	7106195	Oracle ZFS Storage ZS3-2 appliance Total: 1,132,242.16	1
1.1	7103796	Oracle ZFS Storage ZS3-2: model family	1
1.2	7103829	Oracle ZFS Storage ZS3-2: controller	1
1.3	7102984	One 16 GB DDR3-1600 registered DIMM (for factory installation)	16
1.4	5394A	PCIe filler panel (for factory installation)	3
1.5	333R-40-10-309	Power cord: International, 4 meters, IEC309-IP44 plug, C13 connector, 10 A (for factory installation)	2
1.6	6331A-N	2.5-inch HDD filler panel (for factory installation)	4
1.7	7103790	Sun Storage 6 Gb SAS-2 PCIe HBA, low profile: 16 port (for factory installation)	1
1.8	7104928	Cable: 3 meters, mini SAS to mini SAS HD (for factory installation)	4
1.9	7103796	Oracle ZFS Storage ZS3-2: model family
1.1	7103829	Oracle ZFS Storage ZS3-2: controller	1
1.11	7102984	One 16 GB DDR3-1600 registered DIMM (for factory installation)	16
1.12	5394A	PCIe filler panel (for factory installation)	3
1.13	333R-40-10-309	Power cord: International, 4 meters, IEC309-IP44 plug, C13 connector, 10 A (for factory installation)	2
1.14	6331 A-N	2.5-inch HDD filler panel (for factory installation)	4
1.15	7103790	Sun Storage 6 Gb SAS-2 PCIe HBA, low profile: 16 port (for factory installation)	1
1.16	7104928	Cable: 3 meters, mini SAS to mini SAS HD (for factory installation)	4
1.17	7103899	Oracle Storage Drive Enclosure DE2-24C: model family
1.18	7103914	Oracle Storage Drive Enclosure DE2-24C: base chassis (for factory installation)	1
1.19	7106627	One 4 TB 7200 rpm 3.5-inch SAS-2 HDD with heron bracket (for factory installation)	20
1.20	7110942	One 3.5-inch SSD write flash accelerator with Heron bracket and Cabrio adapter (for factory installation)	4
1.21	333R-40-10-309	Power cord: International, 4 meters, IEC309-IP44 plug, C13 connector, 10 A (for factory installation)	2
7107572		Cable management arm	2
3-year service from original factory		Oracle Premier Support for Systems	1
Transportation expenses		Hardware Freight Fee	1

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